UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2005

Refco Inc.

(Exact name of registrant as specified in its charter)

Delaware	333–123969	20–2537426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Financial Center 200 Liberty Street, Tower A New York, New York		10281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 693–7000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐                                    Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01.     Other Events

On August 18, 2005, Refco Inc. paid an aggregate dividend of $82,203,000 to its stockholders of record as of August 10, 2005.  The payment was made from the proceeds received from the exercise of the underwriters’ option to purchase additional shares from Refco in its initial public offering, which was completed on August 16, 2005.  Investors in the initial public offering and subsequent purchasers of Refco’s common stock did not receive this dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has only caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Inc.

Date: August 18, 2005	By:	/s/ DENNIS A. KLEJNA
Name: Dennis A. Klejna
Title: Executive Vice President, General Counsel and Secretary